Exhibit 99.1

Hercules Announces Special Meeting of Stockholders to Approve an Investment Advisory Agreement with Hamilton Advisers LLC

PALO ALTO, Calif., May 3, 2017 – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”), today announced that it has filed preliminary proxy materials with the Securities and Exchange Commission for a special meeting of shareholders to seek approval for a proposed advisory agreement with Hamilton Advisers LLC (“Hamilton”). Hamilton has been organized by Manuel A. Henriquez, Hercules’ Chairman, Chief Executive Officer, President and co-founder to act as the external adviser of Hercules.

“We intend for all of our existing management and personnel of Hercules to join Hamilton, so shareholders of Hercules will continue to be served by the same team that has made Hercules the leading provider of specialty finance to venture growth, pre-IPO and M&A stage companies,” said Mr. Henriquez. “Because of the continuity of our team, we do not expect Hercules’ distribution rate or investment performance to be adversely impacted by externalization.”

Henriquez added, “We believe that in addition to providing continuity of investment management, transforming Hercules into an externally managed fund will provide important strategic advantages to Hercules and we have structured the proposed external advisory relationship with Hamilton to align the interests of the Hercules shareholders with those of the advisor in a unique way. In addition to offering the opportunity for future third party expenses to be spread over a broader universe of investment vehicles, the proposed base management fee will decrease as the size of Hercules increases. Importantly, the incentive fee is also tiered so that the rate at which the advisor would be compensated begins at less than the 20% commonly used and does not achieve that effective level until Hercules’ performance reaches an annual return of 22.5%. The proposed fee structure is described in detail in the preliminary proxy materials filed today.”

Henriquez concluded, “We are seeking to pursue externalization for strategic reasons. While internal management has served our shareholders well in the past, we believe that the changing competitive environment makes externalization important. It will enable us to offer a greater variety of solutions to financial sponsors to the benefit of Hercules.”

If the advisory agreement is approved by shareholders at the special meeting on June 29, 2017, Hercules will become externally managed—the form of management structure used by substantially all business development companies and registered investment companies. Hercules’ Board of Directors, including its independent directors, approved the advisory agreement with Hamilton and recommended that shareholders approve it for a number of reasons, including:

•	Hercules’ external adviser, Hamilton, will have the ability to broaden the size and categories of assets under its future management, which would make its family of investment vehicles a more attractive destination for sponsors seeking a variety of financial solutions, potentially increasing the number of transactions available to Hercules;

•	if it expands its assets under management, Hamilton will be able to increase the breadth and depth of its investment management team, making these increased resources available to Hercules at no additional cost;

•	Hamilton will be able to be more flexible in its compensation structure than Hercules because of regulatory restrictions applicable to internally managed business development companies—so Hamilton can be better armed to attract and retain talent to the benefit of Hercules’ shareholders;

•	if Hamilton is successful in expanding its family of investment vehicles and its assets under management, the portion of expenses borne by Hercules will decline, although, initially, there is likely to be a modest increase in these expenses;

•	Hercules and Hamilton have agreed on an incentive fee structure intended to better align their interests than the flat base and flat incentive fee structure typical of business development companies;

•	the ability for Hercules to maintain a more diversified portfolio of non-eligible portfolio company assets and reduce concentration risk; and

•	the fact that all of these potential advantages could be attained without losing the benefits that shareholders have realized under Hercules’ current management team.

This communication may be deemed solicitation material in respect of the proposals set forth in the Company’s preliminary proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission (“SEC”) on May 3, 2017 (the “transactions”). In connection with the transactions, the Company has filed, and intends to file, relevant materials with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the stockholder meeting relating to such matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS DESCRIBED IN THIS REPORT. The preliminary proxy statement, the definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at the Company’s website

(http://www.htgc.com), or by writing to Hercules Capital, Inc. c/o Melanie Grace, Secretary, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 (telephone number 650-289-3060).

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions. Information about the Company’s directors and officers, as well as the identity of other potential participants, and their respective direct or indirect interests in such matters, by security holdings or otherwise, are set forth in the preliminary proxy statement and will be set forth in the other materials to be filed with SEC.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $6.7 billion to over 375 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange under the ticker symbol “HTGC.”

In addition, Hercules has one outstanding bond issuance of 6.25% Unsecured Notes due July 2024 (NYSE: HTGX).

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act.

The information disclosed in this press release is made as of the date hereof and reflects Hercules most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

(650) 433-5578 HT-HN

mhara@htgc.com